The Interpublic Capital Accumulation Plan

                         Form of Participation Agreement

                  WHEREAS, _______________________________ (the "Participant")
is a key executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by Interpublic's Management Human Resources Committee to participate in The Interpublic Capital Accumulation Plan ("CAP");

                  WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Capital Accumulation Plan," which sets forth the basic terms and conditions of CAP (the "Plan Document"); and

                  WHEREAS, the Plan Document provides that certain details with regard to the Participant's account and other rights and responsibilities under CAP are to be set forth in the Participant's Participation Agreement;

                  NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:

1. Effective Date. This Participation Agreement shall be effective as of __________________, provided the Participant submits the executed Participation Agreement to Interpublic by __________________________. If the Participant does not submit the executed Participation Agreement by such date, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2. Credit. The Participant's annual dollar credit shall be $_____________ and shall be credited December 31 of each year if Participant is in the Plan on such date.

3. Interest. The annual interest rate for the calendar year in which the Effective Date set forth in paragraph 1 occurs is 4.25%. As stated in the Plan Document, interest first accrues on December 31 of the calendar year following the first year of Participation. The applicable interest rate can be adjusted (upward or downward) annually.

4. Vesting. Subject to paragraph 7, which sets forth the requirement to comply with non-competition and non-solicitation agreements, the Participant's CAP account is scheduled to become fully vested on ______________________ (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

5. Non-Competition and Non-Solicitation. For a period of two (2) years following the termination of the Participant's employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant's own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant's termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant's termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of any of the above provisions shall result in the forfeiture of all interest credited to the Participant's account.

     The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

6. Payment Form Election. Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic's Human Resources Department at least 12 months before distribution under CAP is scheduled to begin), the Participant's vested account balance shall be distributed in a lump sum.


     If you would like to elect a payment form other than a lump sum, check below.

      ____ I elect to receive my vested account balance in monthly installments over 10 years.

      ____ I elect to receive my vested account balance in monthly installments over 15 years.


     I understand that the installment forms described above are available only if I terminate employment after age 55, with at least five years of participation in CAP.

7. Benefit Commencement Date. As provided in the Plan Document, any election to commence distribution of the Participant's account after the earliest commencement date permitted under the Plan Document must be received by Interpublic's Human Resources Department at least 12 months before the otherwise applicable commencement date.

8. Relationship to Plan Document. This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

9. Knowing and Voluntary Agreement. The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

10. Complete Statement. This Participation Agreement shall be construed as a complete statement of the Participant's rights under CAP. Any change to the terms of this Participation Agreement or to the Participant's rights under CAP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

                  IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.                       Participant

BY:  ________________________________
         Name:
         Title:


DATE:  ______________________________       DATE: ______________________________

Return to Interpublic's Law Department by  __________________________.

      THE INTERPUBLIC GROUP OF COMPANIES, INC.
      BENEFICIARY DESIGNATION: Capital Accumulation Plan

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Participant's Name_________________________________Soc. Sec. No:________________
Home Address ___________________________________________________________________
City_____________________State _____________________________Zip_________________
Date of Birth _____________________________
Daytime Telephone Number _____________Evening Telephone Number _________________
|_|   Please check box if your address has changed within the last year.
|_| I am married.  |_| I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):

1. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

2. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

3. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.
                                                               Total = 100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).

1. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

2. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

3. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.
                                                               Total = 100%


*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse
If a party other than the participant's spouse is named as Primary Beneficiary above, this designation is valid only if the participant's spouse (if any) consents below to the participant's designation of the Primary Beneficiary(ies) and only if the spouse's consent is witnessed by a notary public.

  I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary
  Beneficiary(ies) specified above.

         --------------------------------------
         Spouse's Signature                                                 Date



     STATE OF ________________       COUNTY OF: ______________           ss:

     On __________________________, before me personally came
     ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.


     -----------------------------
     Notary Public                          My Commission Expires:


Execution of Beneficiary Designation

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      Participant's Signature                              Date
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